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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: AUGUST 14, 2002                      COMMISSION FILE NO. 2-28596
(Date of Earliest Event Reported: August 14, 2002)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


              OHIO                                       31-4156830
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)


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         The information in this Current Report on Form 8-K, including the exhibits, is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed incorporated by reference into any filing of Nationwide Life Insurance Company ("Nationwide Life") under the Securities Act of 1933.

ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, each of W. G. Jurgensen, Chief Executive Officer of Nationwide Life, and Robert A. Oakley, Chief Financial Officer of Nationwide Life, submitted a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Securities and Exchange Commission accompanying the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of Nationwide Life. Copies of the certifications submitted by Messrs. Jurgensen and Oakley are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONWIDE LIFE INSURANCE COMPANY
                                    ---------------------------------
                                              (Registrant)



Date: August 14, 2002               /s/ Mark R. Thresher
                                    --------------------------------------------
                                    Mark R. Thresher,
                                    Senior Vice President - Finance - Nationwide
                                    Financial (Chief Accounting Officer)



EXHIBIT INDEX

Exhibit 99.1 Certification of W. G. Jurgensen, Chief Executive Officer, which accompanied Nationwide Life's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C.
              Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification of Robert A. Oakley, Chief Financial Officer, which accompanied Nationwide Life's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C.
              Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.